Finite Solar Finance Fund

Shares of Beneficial Interest: SOLRX

Supplement dated June 26, 2023

to the

Prospectus and Statement of Additional Information (“SAI”),

each dated January 27, 2023

At its meeting on February 21, 2023, the Board of Trustees (the “Board”) of Finite Solar Finance Fund (the “Trust”) approved a new custodian on behalf of the Trust, effective June 20, 2023.

Changes to the Prospectus

The following replaces the information under the sub-heading “Custodian” under the heading “Summary” on page 16 of the Prospectus:

Custodian

Fifth Third Bank, National Association will serve as the Fund’s custodian (the “Custodian”). See “Management of the Fund.”

The following replaces the information under the sub-heading “By Wire - Initial Investment” under the heading “Plan of Distribution” on page 87-88 of the Prospectus:

To make an initial investment in the Fund, the transfer agent must receive a completed account application before an investor wires funds. Investors may mail or overnight deliver an account application to the transfer agent. Upon receipt of the completed account application, the transfer agent will establish an account. The account number assigned will be required as part of the instruction that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of The Finite Solar Finance Fund, the account number, and the investor’s name so that monies can be correctly applied. If you wish to wire money to make an investment in the Fund, please call the Transfer Agent at 844-4-Finite (844-434-6483) for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds. The bank should transmit funds by wire to:

Fifth Third Bank

5001 Kingsley Drive

Cincinnati, OH 45263

ABA #042000314

Credit: Gryphon Fund Group, LLC

Account #71575856

Further Credit: Finite Solar Finance Fund

(name of Fund to be purchased)

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund, its agents, and the Custodian are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

The following replaces the information under the heading “Custodian” on page 89 of the Prospectus:

CUSTODIAN

Fifth Third Bank, National Association (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 38 Fountain Square Plaza, MD 1090C7, Cincinnati, OH 45202. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total loans of the Fund.

Changes to the SAI

The following replaces the information under the sub-heading “Custodian” under the heading “Investment Management and Other Services” on page 23 of the SAI:

Custodian

Fifth Third Bank, National Association (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency, or omnibus customer account of such custodian. The Custodian’s principal business address is 38 Fountain Square Plaza, MD 1090C7, Cincinnati, OH 45202.

You should read this Supplement in conjunction with the Prospectus and SAI dated January 27, 2023, each as may be amended from time to time, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at 844-4-Finite (844-434-6483).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE